EXCHANGE AGREEMENT

This Exchange Agreement (“Agreement”) sets forth the terms and conditions upon which American Standard Energy Corp., a Delaware corporation (the “Company”), will issue an aggregate of 35,400 shares (the “Shares”), subject to reduction as set forth in Section 4 hereof, of the Company’s Series A Cumulative Convertible Preferred Stock, par value $0.001 per share (“Preferred Stock”), to Geronimo Holding Corporation, a Texas corporation (the “Holder”), in exchange for the Company’s subordinated Promissory Note dated March 5, 2012, in the original principal amount of $35,000,000, plus any and all uncured and unpaid interest to date, payable by the Company to the Holder (the “Exchanged Note”).

Section 1.   Exchange. The Holder agrees to exchange and transfer the Exchanged Note, including any and all rights of the Holder to any accrued and unpaid interest thereon, to the Company, and the Company agrees to issue the Shares to Holder in exchange for the Exchanged Note from the Holder, at an exchange rate per share as determined as being fair pursuant to a fairness opinion issued to the Company by Vantage Point Advisors. As promptly as reasonably practicable, but in no event later than five business days after the execution of this Agreement, the Holder shall deliver the Exchanged Note to the Company by due and proper instruments of transfer reasonably acceptable to the Company and its legal counsel. Subject to and upon such delivery of the Exchanged Note, as promptly as reasonably practicable, but in no event later than five business days after receipt by the Company of the Exchanged Note, the Company shall deliver to the Holder photocopies of certificates or other appropriate documentation for the Shares, duly registered in the name of the Holder, the originals of which shall be held by the Company pursuant to the terms of and for the periods specified in Section 4 hereof.

Section 2.   Representations And Warranties Of The Holder. The Holder represents and warrants to the Company, as of the date hereof and as of the date of delivery of the Exchanged Note that:

(a)          The execution, delivery and performance by the Holder of this Agreement, and the consummation of the transactions contemplated hereby are within the powers of the Holder and have been or will have been duly authorized by all necessary action on the part of the Holder, and that this Agreement constitutes a valid and binding agreement of the Holder, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement or creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(b)          The execution, delivery and performance by the Holder of this Agreement and the consummation of the transactions contemplated hereby require no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official on the part of the Holder.

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(c)          The execution, delivery and performance by the Holder and the Company of this Agreement, and the consummation of the transactions contemplated by this Agreement, do not and will not (i) violate the certificate of incorporation (or similar constituent document) or bylaws of the Holder, (ii) violate any material agreement to which the Holder is a party or by which the Holder or any of its property or assets is bound, or (iii) violate any law, rule, regulation, judgment, injunction, order or decree applicable to the Holder.

(d)          The Holder is the beneficial owner of the Exchanged Note, no event of default has occurred or is existing under the Exchanged Note and upon the consummation of the transactions contemplated hereby, the Company will receive the Exchanged Note, in each case, free and clear of all encumbrances, liens, equities or claims created by the Holder.

(e)          There is no investment banker, broker, finder or other intermediary which has been retained by, will be retained by or is authorized to act on behalf of the Holder who might be entitled to any fee or commission from the Company or the Holder upon consummation of the transactions contemplated by this Agreement.

(f)          The Holder has not paid, given or received any commission or other remuneration directly or indirectly in connection with the exchange of the Exchanged Note for the Shares.

(g)          The Holder, through its representative and affiliates, (i) is knowledgeable, sophisticated and experienced in financial and business matters, in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and comparable entities, and the Holder has undertaken an independent analysis of the merits and the risks of an investment in the Shares, based on the Holder’s own financial circumstances; (ii) has had the opportunity to request, receive, review and consider all information it deems relevant in making an informed decision to purchase the Shares and to ask questions of, and receive answers from, the Company concerning such information, including the Company’s filings with the Securities and Exchange Commission; (iii) is acquiring the Shares in the ordinary course of its business and for its own account and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), or in violation of any applicable securities laws; (iv) will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, nor will the Holder engage in any short sale that results in a disposition of any of the Shares by the Holder, except in compliance with the Securities Act, and the rules and regulations thereunder and any applicable state securities laws; and (v) is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act.

(h)          The Holder understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the rules and regulations thereunder and state securities laws and that the Company is relying upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Shares.

(i)          The Holder understands that nothing in the Agreement or any other materials presented to the Holder in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Holder has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

(j)          The Holder understands that its investment in the Shares involves a significant degree of risk, including a risk of total loss of the Holder’s investment, and the Holder has full cognizance of and understands all of the risks related to the Holder’s purchase of the Shares. The Holder understands that no market exists or is expected to exist for the Shares, that the market price of the Common Stock into which the Shares are convertible has been volatile and that no representation is being made as to the future value of the Shares or the Common Stock issuable upon conversion of the Shares.

(k)          The Holder understands that the Shares will be treated as “restricted securities” under federal securities laws and under such laws and applicable regulations, such Shares will bear a restrictive legend in substantially the form set out in the Certificate of Designations establishing the Shares. The Holder further understands that the shares of Common Stock issuable upon conversion of the Shares will bear a restrictive legend in substantially the same form.

Section 3.   Representations And Warranties Of The Company. The Company represents and warrants to the Holder, as of the date hereof and as of the date of delivery of the Shares, that:

(a)          The execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby and thereby are within the powers of the Company and have been or will have been duly authorized by all necessary action on the part of the Company, except that the Company has not received the approval of its board of directors and stockholders to amend the Company’s Certificate of Incorporation to increase the Company’s authorized shares of Common Stock to a sufficient number of shares to permit the issuance of Common Stock upon the conversion of the Shares (the “Authorization”), and that this Agreement constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement or creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(b)          The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby require no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official on the part of the Company.

(c)          The execution, delivery and performance by the Holder and the Company of this Agreement, and the consummation of the transactions contemplated by this Agreement, do not and will not, (i) violate the certificate of incorporation or bylaws of the Company, (ii) violate any material agreement to which the Company is a party or by which the Company or any of its property or assets is bound, or (iii) violate any law, rule, regulation, judgment, injunction, order or decree applicable to the Company, subject in all cases to the Company receiving the Authorization and filing an amendment to its Certificate of Incorporation to increase its authorized shares of Common Stock.

(d)          The Shares, when issued in exchange for the Exchanged Note in accordance with this Agreement, will be duly and validly authorized and issued, fully-paid and non-assessable, free and clear of all encumbrances, liens, equities or claims, other than the lien pursuant to Section 4 hereof.

(e)          There is no investment banker, broker, finder or other intermediary which has been retained by, will be retained by or is authorized to act on behalf of the Company who might be entitled to any fee or commission from the Company or the Holder upon consummation of the transactions contemplated by this Agreement.

Section 4.  Adjustment to Number of Shares. Section 6 of the Exchanged Note provided that the principal amount of the Exchanged Note was subject to reduction or setoff pursuant to Section 7 and 13(e)(iv) of that certain Purchase and Sale Agreement (the “PSA”) dated as of February 24, 2012, among the Holder and XOG Operating LLC as sellers and the Company as buyer. In the event that the Company would have been entitled to any reduction in or setoff against the principal amount of the Exchanged Note pursuant to such sections of the PSA if the Exchanged Note was still outstanding, Holder shall be obligated to transfer a portion of the Shares to the Company, which portion shall be equal to one share of Preferred Stock and any dividends accrued thereon (whether in cash or shares of Preferred Stock, and whether paid or unpaid) since the date of issuance of the Shares for each $1,000 of reduction in or setoff against the principal of the Exchanged Note. The Company shall have a lien over the Shares and any such dividends to secure the Holder’s obligation to return such portion of the Shares, and the Holder shall provide a duly executed stock power in blank relating to the Shares and any such dividends in connection with such lien. The Company, in connection with such lien, shall hold the certificate(s) representing the Shares and any such dividends from and after the closing of the transactions under this Agreement and may retain and cancel any such portion of the Shares and any such dividends relating to any such reduction in or setoff against the principal amount of the Exchanged Note; provided that the Company shall release the balance of the Shares and dividends relating thereto not so retained on March 6, 2013, and shall deliver a certificate or certificates representing such balance to the Holder promptly thereafter; provided further, that the Company may continue to hold such portion of the balance of such Shares and dividends relating thereto as it in good faith determines to be necessary with regard to any pending and unresolved disputes as of March 6, 2013, that could reasonably be expected to give rise to such a reduction in or setoff against the principal amount of the Exchanged Note, and shall promptly deliver any remaining Shares and dividends relating thereto to the Holder upon resolution of such disputes.

Section 5. Survival; Indemnity. The representations and warranties of the parties hereto contained in this Agreement shall survive the consummation of the transactions contemplated hereby. The Holder and the Company agree to indemnify and protect the other party, its officers, directors, employees and attorneys and its successors and assigns and hold them harmless from and against any and all losses, liabilities, costs and expenses (including reasonable attorneys’ fees) incurred as a result of the breach by the Holder or the Company, as applicable, of any of its representations, warranties or covenants contained in this Agreement.

Section 6.  Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

if to the Holder to:

Geronimo Holding Corporation

1801 W. Texas

Midland, Texas 79701

Facsimile: (432) 683-6348

Attention: Randall Capps

if to the Company to:

American Standard Energy Corp.

4800 North Scottsdale Road

Suite 1400

Scottsdale, Arizona 85251

Fax: (480) 990-2736

Attention: Richard MacQueen, President

with a copy to:

Blank Rome, LLP

405 Lexington Avenue

New York, New York 10174

Fax: (917) 332-3840

Attn: Kristina Trauger, Esq.

or to such other address or telecopy number and with such other copies as such party may hereafter specify for the purpose of notice. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

Section 7.  Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 8.  Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.

Section 9.  Choice of Law and Venue. Without regard to principles of conflicts of law, this Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas shall apply as to the property located in (or otherwise subject to the laws of) such state. The Parties agree that venue shall be in any state court or the United States District Court located in Midland, Texas. Each party consents to the exclusive jurisdiction of such courts (and the appellate courts thereof) and agrees not to commence any such Proceeding except in such courts. Each party agrees not to assert (by way of motion, as a defense, or otherwise), and hereby irrevocably and unconditionally waives in any such Proceeding commenced in such court, any objection or claim that such party is not subject personally to the jurisdiction of such court or that such Proceeding has been brought in an inconvenient forum. If such courts refuse to exercise jurisdiction hereunder, the Parties agree that such jurisdiction shall be proper in any court in which jurisdiction may be obtained.

Section 10.  Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 11.  Adequate Counsel. Holder acknowledges that (i) it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment, tax and other advisors, and (ii) it is not relying on any statements or representations of the Company or any of the Company’s respective Affiliates, representatives, counsel or agents for legal, tax, investment or other advice with respect to this Agreement or the transactions contemplated hereby.

Section 12.  Counterparts; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. No provision of this Agreement shall confer upon any person other than the parties hereto any rights or remedies hereunder.

Section 13.  Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

Section 14.  Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, ordinance, regulation, statute and treaty of any Governmental Authority, but if any provision of this Agreement is held to be prohibited thereby or invalid thereunder, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Section 15.  Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

[Signature Page Follows]

If the foregoing is acceptable to you, please acknowledge your agreement by signing below in the space provided for your signature and returning an original copy hereof.

DATE: June 30, 2012

American Standard Energy Corp.

By:	/s/ Scott Feldhacker
Name: Scott Feldhacker
Title: Chief Executive Officer

THE FOREGOING IS AGREED TO

AND ACKNOWLEDGED BY:

Geronimo Holding Corporation

By:	/s/ Randall Capps
Name:	Randall Capps
Title:	President